SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                        LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed:

                   LIBERTY ALL-STAR EQUITY FUND (EQUITY FUND)
                LIBERTY ALL-STAR GROWTH FUND, INC. (GROWTH FUND)
                           (COLLECTIVELY, THE FUNDS)
                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621
                                 (617) 772-3626

                            ------------------------

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                                 APRIL 16, 2003

                            ------------------------

To the Shareholders of the Funds:

    NOTICE IS HEREBY GIVEN that the 2003 Annual Meetings of Shareholders of the Funds will be held in Conference Room A, 2nd Floor, at One Financial Center, Boston, Massachusetts, on April 16, 2003, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund). The purpose of the Meetings is to consider and act upon the following matters:

    1.  To elect Trustees and Directors of the Funds listed below:

       a.  Two Trustees (Equity Fund)

       b.  Three Directors (Growth Fund)

    2. To approve a new Portfolio Management Agreement for the Equity Fund with Boston Partners Asset Management, L.P. following a change in control.

    3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on January 31, 2003, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

By order of the Board of Trustees of the Equity Fund

and the Board of Directors of the Growth Fund

Jean S. Loewenberg,
SECRETARY OF THE FUNDS

    YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETINGS. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

February 28, 2003

                   LIBERTY ALL-STAR EQUITY FUND (EQUITY FUND)
                LIBERTY ALL-STAR GROWTH FUND, INC. (GROWTH FUND)
                           (COLLECTIVELY, THE FUNDS)

                            ------------------------

                                PROXY STATEMENT
                        ANNUAL MEETINGS OF SHAREHOLDERS
                                 APRIL 16, 2003

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held in Conference
Room A, 2nd Floor, on April 16, 2003, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund) at One Financial Center, Boston, Massachusetts, and at any adjournments thereof (such meetings and any adjournments being referred to as the "Meeting").

    The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about February 28, 2003, of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers and employees of the Funds' investment advisor, Liberty Asset Management Company (LAMCO) and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

    The Meeting is being held to vote on the matters described below.

                 PROPOSAL 1. ELECTION OF TRUSTEES OR DIRECTORS

    Each Fund's Board of Trustees/Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders for the year 2006 (or special meeting in lieu thereof) with the exception of Mr. Benning who will hold office until final adjournment of the Growth Fund's Annual Meeting of Shareholders for the year 2005 (or special meeting in lieu thereof):

Equity Fund
-------------------------------
John A. Benning                  Served as Trustee since October, 2002
William E. Mayer                 Served as Trustee since April, 1998

Growth Fund
-------------------------------
John A. Benning                  Served as Director since October, 2002
James E. Grinnell                Served as Director since May, 1994
John J. Neuhauser                Served as Director since April, 1998

    If elected, each of Messrs. Benning, Grinnell, Neuhauser and Mayer has consented to serve as Trustee or Director following the Meeting and each is expected to be able to do so. If any of Messrs. Benning, Grinnell, Neuhauser or Mayer are unable or unwilling to do so at the time of the

Meeting, proxies will be voted for such substitute as the Trustees/Directors may recommend (unless authority to vote for the election of Trustees/Directors has been withheld).

TRUSTEES/DIRECTORS AND OFFICERS

    The names, addresses and ages of the Trustees/Directors and principal officers of the Funds, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below.

TRUSTEES/DIRECTORS

                     EQUITY FUND    GROWTH FUND                                     NUMBER OF
                      LENGTH OF      LENGTH OF                                 PORTFOLIOS IN FUND
                     SERVICE AND    SERVICE AND                                 COMPLEX OVERSEEN
   NAME/AGE AND        TERM OF        TERM OF       PRINCIPAL OCCUPATION(S)            BY                     OTHER
    ADDRESS(1)          OFFICE         OFFICE        DURING PAST FIVE YEARS    TRUSTEE/DIRECTOR(2)      DIRECTORSHIPS HELD
   ------------      ------------   ------------   --------------------------  -------------------   ------------------------
DISINTERESTED
  TRUSTEES/DIRECTORS
John A. Benning      Oct., 2002     Oct., 2002     Retired since December,               2           TT International USA
  (Age 68)                                         1999; Senior Vice                                 (investment company) and
                                                   President, General Counsel                        ICI Mutual Insurance
                                                   and Secretary, Liberty                            Company (D&O/E&O
                                                   Financial Companies, Inc.                         Insurance)
                                                   (July, 1985 to December,
                                                   1999); Vice President,
                                                   Secretary and Director,
                                                   Liberty Asset Management
                                                   Company (August, 1985 to
                                                   December, 1999)
James E. Grinnell    August, 1986   May, 1994      Private investor since                2           None
  (Age 73)           2005           2003           November, 1988; President
                                                   and Chief Executive
                                                   Officer, Distribution
                                                   Management Systems, Inc.
                                                   (1983 to May, 1986);
                                                   Senior Vice
                                                   President-Operations, The
                                                   Rockport Company (importer
                                                   and distributor of shoes)
                                                   (May, 1986 to November,
                                                   1988)
Richard W. Lowry     August, 1986   May, 1994      Private investor since               94           None
  (Age 66)           2004           2004           August, 1987 (formerly
                                                   Chairman and Chief
                                                   Executive Officer, U.S.
                                                   Plywood Corporation
                                                   (building products
                                                   manufacturer))

                     EQUITY FUND    GROWTH FUND                                     NUMBER OF
                      LENGTH OF      LENGTH OF                                 PORTFOLIOS IN FUND
                     SERVICE AND    SERVICE AND                                 COMPLEX OVERSEEN
   NAME/AGE AND        TERM OF        TERM OF       PRINCIPAL OCCUPATION(S)            BY                     OTHER
    ADDRESS(1)          OFFICE         OFFICE        DURING PAST FIVE YEARS    TRUSTEE/DIRECTOR(2)      DIRECTORSHIPS HELD
   ------------      ------------   ------------   --------------------------  -------------------   ------------------------
DISINTERESTED
  TRUSTEES/DIRECTORS
John J. Neuhauser    April, 1998    April, 1998    Academic Vice President              94           Saucony, Inc. (athletic
  (Age 58)           2004           2003           and Dean of Faculties                             footwear) and SkillSoft
                                                   since August, 1999, Boston                        Corp. (E-Learning)
                                                   College (formerly Dean,
                                                   Boston College School of
                                                   Management from September,
                                                   1977 to September, 1999)
INTERESTED
  TRUSTEE/DIRECTOR
William E. Mayer     April, 1998    Dec., 1998     Managing Partner, Park               94           Lee Enterprises (print
  (Age 62)(3)        2003           2005           Avenue Equity Partners                            media); WR Hambrecht +
                                                   (private equity) since                            Co. (financial service
                                                   February, 1999 (formerly                          provider) and First
                                                   Founding Partner,                                 Health (healthcare)
                                                   Development Capital LLC
                                                   from November 1996 to
                                                   February, 1999; Dean and
                                                   Professor, College of
                                                   Business and Management,
                                                   University of Maryland
                                                   from October, 1992 to
                                                   November, 1996)

------------------------------
(1) All the Trustees/Directors are members of the Audit Committee except for Mr. Mayer. The address of each Trustee/Director is One Financial Center, Boston, MA 02111-2621.

(2) At December 31, 2002, Messrs. Lowry, Mayer and Neuhauser also served as trustees of the Liberty family of funds (Liberty Funds) which consisted of 80 open-end and 14 closed-end management investment company portfolios (the Liberty Fund Complex) managed by Colonial Management Associates, Inc., Stein Roe & Farnham Incorporated (Stein Roe) or other affiliates of LAMCO.

(3) "Interested person" of the Funds, as defined in the Investment Company Act of 1940, because of his affiliation with WR Hambrecht + Co., a registered broker-dealer.

PRINCIPAL OFFICERS

    Each officer listed below serves as an officer of each Fund.

                                                                      PRINCIPAL OCCUPATION(S)
 NAME/AGE AND ADDRESS(1)            POSITION WITH FUNDS               DURING PAST FIVE YEARS
 -----------------------    ------------------------------------  -------------------------------
William R. Parmentier, Jr.  President and Chief Executive         President since June, 1998 and
  (Age 50)                  Officer                               Chief Investment Officer since
                                                                  May, 1995, Senior Vice
                                                                  President (May, 1995 to June,
                                                                  1998), LAMCO
Mark T. Haley, CFA          Vice President                        Vice President--Investments
  (Age 38)                                                        since January, 1999, Director
                                                                  of Investment Analysis
                                                                  (December, 1996 to December,
                                                                  1998), Investment Analyst
                                                                  (January, 1994 to November,
                                                                  1996), LAMCO

                                                                      PRINCIPAL OCCUPATION(S)
 NAME/AGE AND ADDRESS(1)            POSITION WITH FUNDS               DURING PAST FIVE YEARS
 -----------------------    ------------------------------------  -------------------------------
J. Kevin Connaughton        Treasurer                             Treasurer of the Liberty Funds
  (Age 38)                                                        and of the Funds since
                                                                  December, 2000 (formerly
                                                                  Controller of the Liberty Funds
                                                                  and of the Funds from February,
                                                                  1998 to October, 2000);
                                                                  Treasurer of the Stein Roe
                                                                  Funds since February 2001
                                                                  (formerly Controller from May,
                                                                  2000 to February, 2001);
                                                                  Treasurer of the Galaxy Funds
                                                                  since September, 2002;
                                                                  (formerly Vice President of
                                                                  Colonial from February, 1998 to
                                                                  October, 2000; Senior Tax
                                                                  Manager, Coopers & Lybrand, LLP
                                                                  from April, 1996 to January,
                                                                  1998)
Vicki L. Benjamin           Chief Accounting Officer and          Controller of the Liberty Funds
  (Age 41)                  Controller                            and the Funds since June, 2002;
                                                                  Chief Accounting Officer of the
                                                                  Liberty Funds and the Funds
                                                                  since June, 2001; Controller
                                                                  and Chief Accounting Officer of
                                                                  the Galaxy Funds since
                                                                  September, 2002 (formerly Vice
                                                                  President, Corporate Audit,
                                                                  State Street Bank and Trust
                                                                  Company from May, 1998 to
                                                                  April, 2001; Audit Manager from
                                                                  July, 1994 to June, 1997;
                                                                  Senior Audit Manager from July,
                                                                  1997 to May, 1998, Coopers &
                                                                  Lybrand, LLP)
Jean S. Loewenberg          Secretary                             Secretary of the Liberty Funds
  (Age 57)                                                        and of the Funds since
                                                                  February, 2002; General Counsel
                                                                  of Columbia Management Group
                                                                  since December, 2001; Senior
                                                                  Vice President since November,
                                                                  1996 and Assistant General
                                                                  Counsel since September, 2002
                                                                  of Fleet National Bank
                                                                  (formerly Senior Vice President
                                                                  and Group Senior Counsel, Fleet
                                                                  National Bank from November,
                                                                  1996 to September, 2002)

------------------------
(1) The address of each officer is One Financial Center, Boston, MA 02111-2621.

    Mr. Parmentier has served as President and Chief Executive Officer since April 29, 1999; Mr. Haley was elected as a Vice President on April 29, 1999. Mr. Connaughton was elected as Treasurer on December 13, 2000, Ms. Benjamin was elected Controller on June 18, 2002 and Chief Accounting Officer on June 20, 2001, and Ms. Loewenberg was elected Secretary on February 13, 2002.

Mr. Connaughton and Msses. Benjamin and Loewenberg hold the same offices with the Liberty Funds Complex. Each officer of the Funds serves at the pleasure of the Boards of Trustees/Directors.

    The term of office of each of the Trustees/Directors will expire, as noted in the above table, on the final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the specified year.

    During 2002, the full Board of Trustees/Directors of the Funds held five meetings (four scheduled meetings and one special meeting), and the Audit Committee met twice. All Trustees/Directors were present at all meetings.

    Each Fund has an Audit Committee comprised of only "Independent Trustees/Directors" (as defined in the regulations of the New York Stock Exchange (NYSE)) of the Funds, who are also not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. Each Audit Committee makes recommendations to each full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Funds' internal accounting procedures and controls. Neither Fund has a nominating or compensation committee.

    In discharging its oversight responsibility as to the audit process, the Audit Committees discussed with management the process for preparation and review of the Funds' audited financial statements for the most recently completed fiscal year. Based on its review and discussion, the Audit Committees recommended to the Boards of Trustees/Directors that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders. The Audit Committees also reviewed the non-audit services provided by the independent accountants of the Funds. The independent accountants, PricewaterhouseCoopers LLP (PWC), discussed with the Audit Committees the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committees obtained from PWC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence. The Audit Committees also discussed with PWC any relationships that may impact its objectivity and independence and satisfied itself as to the independent accountants' independence.

    Each Board of Trustees/Directors has adopted a written charter which sets forth the Audit Committees' structure, duties and powers, and methods of operation. Each member of the Audit Committees must be financially literate and at least one member must have prior accounting experience or related financial management expertise. Each Board of Trustees/Directors has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committees is financially literate and has prior accounting experience or related financial management expertise. The Funds' Audit Committee members for 2002 were Messrs. Birnbaum, Grinnell, Lowry and Neuhauser. All members of each Audit Committee meet the independence standards of the NYSE listing standards.

FEES PAID TO INDEPENDENT ACCOUNTANTS

    1.  AUDIT FEES

    For the audit of each Fund's annual financial statements for the fiscal year ended December 31, 2002, which are included in each Fund's annual report to shareholders for that fiscal year, the Equity Fund and the Growth Fund paid or accrued $31,400 and $22,400, respectively, to PWC.

    2.  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    For the fiscal year ended December 31, 2002, the Funds, LAMCO and the entities controlling, controlled by or under common control with LAMCO that provide services to the Funds did not pay or accrue any fees for financial information systems design and implementation services by PWC.

    3.  ALL OTHER FEES

    For the fiscal year ended December 31, 2002, the Equity Fund and the Growth Fund paid or accrued aggregate fees of $10,200 and $6,200, respectively, for tax and other services provided by PWC. In addition, LAMCO and the entities controlling, controlled by or under common control with LAMCO paid or accrued aggregate fees of approximately $754,950 for all other services provided by PWC. Each of the Audit Committee's members has determined that the provision of these services is compatible with maintaining the independence of PWC.

COMPENSATION

    Beginning January 1, 1999, the aggregate of the fees paid to the Trustees/Directors by the Funds that have the same Board of Trustees/Directors and hold their meetings concurrently with those of the Funds, consists of Trustees/Directors fees of $125,000 per annum, assuming that a minimum of four meetings are held and all meetings are attended. One-third of the retainer and the fees for concurrently held meetings was allocated equally between the Funds, and the remaining two-thirds was allocated between the Funds based on their net assets.

    The following table shows, for the calendar year ended December 31, 2002, the compensation paid by each Fund to each Trustee/Director, and the total compensation paid by both Funds to each Trustee/Director for service on the Boards of Trustees/Directors of the Funds. The Funds have no bonus, profit sharing or retirement plans.

                                             COMPENSATION           COMPENSATION       TOTAL COMPENSATION
NAME                                     FROM THE EQUITY FUND   FROM THE GROWTH FUND   FROM THE FUNDS(1)
----                                     --------------------   --------------------   ------------------
John A. Benning........................       $ 9,328.80             $2,977.30             $12,306.10
Robert J. Birnbaum(1)..................       $18,737.91             $6,067.67             $24,805.58
James E. Grinnell......................       $18,737.91             $6,067.67             $24,805.58
Richard W. Lowry.......................       $18,737.91             $6,067.67             $24,805.58
William E. Mayer.......................       $18,737.91             $6,067.67             $24,805.58
John J. Neuhauser......................       $18,737.91             $6,067.67             $24,805.58

------------------------
(1) Total compensation from the Funds exceeded the aggregate meeting and retainer fees of $125,000 per annum because of Mr. Benning's election to the Boards of Trustees/Directors in October, 2002. Mr. Birnbaum retired from the Boards of Trustees/Directors effective February, 2003.

TRUSTEES'/DIRECTORS' FEES

    The following table shows, for the calendar year ended December 31, 2002, the compensation received from the Liberty Fund Complex by the Trustees/Directors. The Liberty Fund Complex has no bonus, profit sharing or retirement plans.

                                                 TOTAL COMPENSATION FROM
NAME                                              LIBERTY FUND COMPLEX
----                                             -----------------------
James E. Grinnell(1)...........................          $ 24,806
Richard W. Lowry...............................          $124,806
William E. Mayer...............................          $127,806
John J. Neuhauser..............................          $124,932

------------------------
(1) In connection with the combination of the Liberty and Stein Roe boards of trustees, Mr. Grinnell will receive $50,000 for retiring prior to the Liberty board's mandatory retirement age. This payment will continue for the lesser of two years or until the date Mr. Grinnell would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc.
    (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

SHARE OWNERSHIP

    The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of January 31, 2003 (i) in each of the Funds and (ii) in all Liberty Funds overseen by the Trustee/Director in the Liberty Fund Complex.

                                                                                   AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                                                   SECURITIES OWNED
                                           DOLLAR RANGE OF     DOLLAR RANGE OF       IN ALL FUNDS
                                          EQUITY SECURITIES   EQUITY SECURITIES   OVERSEEN BY TRUSTEE
                                            OWNED IN THE        OWNED IN THE        IN LIBERTY FUND
NAME OF TRUSTEE/DIRECTOR                     EQUITY FUND         GROWTH FUND            COMPLEX
------------------------                  -----------------   -----------------   -------------------
DISINTERESTED TRUSTEES/DIRECTORS
John A. Benning.........................  $50,001-$100,000       $1-$10,000       $50,001-$100,000
Robert J. Birnbaum(1)...................  $50,001-$100,000     $10,001-$50,000    $50,001-$100,000
James E. Grinnell.......................   Over $100,000      $50,001-$100,000      Over $100,000
Richard W. Lowry(2).....................   Over $100,000       $10,001-$50,000      Over $100,000
John J. Neuhauser(2)....................     $1-$10,000          $1-$10,000         Over $100,000

INTERESTED TRUSTEES/DIRECTORS
William E. Mayer(2).....................     $1-$10,000          $1-$10,000       $50,001-$100,000

------------------------

(1) Mr. Birnbaum retired from the Boards of Trustees/Directors effective February, 2003.

(2) Trustee/Director also serves as a Trustee of Liberty Fund Complex.

    As of December 31, 2002, no disinterested Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston, LAMCO, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

    During the calendar years ended December 31, 2001 and December 31, 2002, Mr. Lowry had a material interest in a trust (approximately $2.9 million as of December 31, 2002) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., a portfolio manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. During the calendar years ended December 31, 2001 and 2002, other than Mr. Lowry's interest in this trust, no disinterested Trustee/Director (or their immediate family members) had any direct or indirect interest in LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.

REQUIRED VOTE

    A plurality of votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee/Director. Currently, the number of Trustees of the Equity Fund is five and since there are three currently serving Trustees who are not subject to election at the Meeting, this means that the two persons who receive the highest number of votes will be elected. Currently, the number of Directors of the Growth Fund is five and since there are two currently serving Directors who are not subject to election at this Meeting, this means that the three persons who receive the highest number of votes will be elected.

            PROPOSAL 2. TO APPROVE A PORTFOLIO MANAGEMENT AGREEMENT
                     FOR THE EQUITY FUND

BACKGROUND--THE MULTI-MANAGER METHODOLOGY

    The Equity Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms (Portfolio Managers) recommended by LAMCO, currently five in number for the Equity Fund, each of which employs a different investment style and/or strategy, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Equity Fund's multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions. The Equity Fund's multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager were employed.

    The Portfolio Managers recommended by LAMCO represent a blending of different styles which, in LAMCO's opinion, is appropriate for the Equity Fund's investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. LAMCO continuously analyzes and evaluates the investment performance and portfolios of the Equity Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager's investment style or a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by LAMCO to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Equity Fund's Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Equity Fund's portfolio among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

    Under the terms of an exemptive order issued to the Equity Fund and LAMCO by the Securities and Exchange Commission (SEC), the Equity Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by LAMCO in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Equity Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Equity Fund's regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager. The terms of the exemptive order also allow the Equity Fund to enter into a new portfolio management agreement in the event of a sale of assets of a Portfolio Manager. Accordingly, the Equity Fund's portfolio management agreement with Boston Partners Asset Management, L.P. is being submitted for shareholder approval at the Meeting.

NEW PORTFOLIO MANAGEMENT AGREEMENT -- BOSTON PARTNERS ASSET MANAGEMENT, L.P.

    Robeco USA, Inc. (Robeco USA), a subsidiary of Robeco Nederland, B.V., which is a subsidiary of Robeco Groep N.V., which is a subsidiary of Robobank Nederland, acquired partnership interests of Boston Partners Asset Management, L.P. (Boston Partners), one of the Equity Fund's Portfolio Managers. Consummation of the transaction constitutes a change of control of Boston Partners and an automatic termination of the portfolio management agreement (Prior Agreement) between LAMCO and Boston Partners. On August 13, 2002, LAMCO recommended, and the Board of Trustees of the Equity Fund, approved a new portfolio management agreement. On November 1, 2001, the Equity Fund's shareholders approved the Prior Agreement when the asset management business of Liberty Financial Companies, Inc., including LAMCO, was acquired by Fleet National Bank. The Equity Fund's new portfolio management agreement is identical in substance to the portfolio management agreement in effect prior to the change in control.

    Boston Partners is located at 28 State Street, Boston, MA 02109. Established in 1995, Boston Partners is an institutional asset manager providing services primarily to corporations, state and local pension funds, foundations, endowments and registered investment companies. Robeco USA acquired 58.37% of the partnership interests of Boston Partners on September 18, 2002 and an additional 1.63% of partnership interest on February 10, 2003. Upon the initial acquisition, Robeco USA became the Class B general partner of Boston Partners. The general partner, Boston Partners Asset Management LLC, prior to the acquisition, will continue as Class A general partner of Boston Partners. Robeco USA is located at c/o Weiss, Peck & Greer, L.L.C., One New York Plaza, New York, NY 10004; Robeco Nederland, B.V. is located at Croeselaan 18 3521 CB Utrecht, The Netherlands; Robeco Groep, N.V. is located at Coolsingel 120, NI 3001 AG Rotterdam, The Netherlands and Robobank Nederland is located at Croeselaan 18, P.O. Box 17100, 3500 HG, Utrecht, The Netherlands. Under the terms of the agreement between Robeco USA and Boston Partners, Robeco USA has been given a call option to purchase the remaining 40% of the partnership interests of Boston Partners in 2006. In the event that Robeco USA does not exercise its call option, Boston Partners has a put option to sell to Robeco USA the remaining 40% of the partnership interests of Boston Partners in 2006. Upon exercise of the call or put option by either of Robeco USA or Boston Partners and upon final payment of the purchase price for the remaining 40% of partnership interests, Boston Partners Asset Management LLC will withdraw from the partnership as a general partner and Robeco USA will become the sole general partner of Boston Partners. Boston Partners has stated its intention to maintain the personnel, processes, investment strategy and operations of Boston Partners, which will continue to operate under the Boston Partners brand name. As of December 31, 2002, Boston Partners and Boston Partners and its affiliates had approximately $8.4 billion and $103 billion, respectively, in assets under management or committed to management.

    Reference is made to MANAGEMENT--PORTFOLIO TRANSACTIONS AND BROKERAGE below for the direction by the Funds' Portfolio Managers, including Boston Partners, of Fund portfolio transactions to broker-dealers that make certain research services available to LAMCO.

TERMS OF PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS

    The portfolio management agreement with Boston Partners is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Equity Fund's four other Portfolio Managers. A copy of the new portfolio management agreement with Boston Partners, which was approved by the Fund's Board of Trustees, is attached to this proxy statement as APPENDIX A.

    Under the Equity Fund's portfolio management agreements (including the agreement with Boston Partners), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Equity Fund's portfolio transactions) with respect to the portion of the Equity Fund's assets allocated to it by LAMCO from time to time, subject to the Equity Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from LAMCO. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Equity Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

    From the management fees LAMCO receives from the Equity Fund (0.80% per annum of the Equity Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to and including $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), LAMCO pays each of the Equity Fund's Portfolio Managers 0.40% per annum of the average weekly net asset value of the portion of the Equity Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Equity Fund's average weekly net asset value in excess of $400 million up to and including $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion. For the fiscal year ended December 31, 2002, Boston Partners received $816,551 for its portfolio management services to the Equity Fund. As of December 31, 2002, the Equity Fund's net assets were $868.5 million, of which $181.6 million was managed by Boston Partners.

    If approved by shareholders at the Meeting, the portfolio management agreement with Boston Partners will remain in effect until July 31, 2003 and will continue thereafter until terminated by the Equity Fund or the Portfolio Manager, provided that such continuance is approved at least annually by the Board of Trustees, including a majority of the independent Trustees, or by the vote of a "majority of the outstanding voting securities" (as defined under REQUIRED VOTE below) of the Equity Fund.

REQUIRED VOTE

    Approval of the portfolio management agreement with Boston Partners requires the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund, which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Equity Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

    In the event that the shareholders of the Equity Fund fail to approve the portfolio management agreement with Boston Partners, the portfolio management agreement will terminate and LAMCO will cause the portfolio assets under management by Boston Partners to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the reappointment of Boston Partners or the appointment of a new Portfolio Manager.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENT WITH BOSTON PARTNERS.

                                 OTHER BUSINESS

    The Boards of Trustees/Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                                   MANAGEMENT

    LAMCO, One Financial Center, Boston, MA 02111, is the Funds' manager. LAMCO is a wholly owned subsidiary of Columbia Management Group, Inc., (Columbia) which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston, a U.S. financial holding company. Columbia is located at One Financial Center, Boston, MA 02111 and each of Fleet National Bank and FleetBoston is located at 100 Federal Street, Boston, MA 02210. LAMCO's Board of Directors is comprised of Keith T. Banks, Chief Investment Officer and Chief Executive Officer of Columbia, Joseph R. Palombo, Chief Operating Officer of Columbia, and Roger Sayler, an Executive Vice President of Columbia. Pursuant to its Fund Management Agreements with the Funds, LAMCO implements and operates the Funds' multi-manager methodology as described under PROPOSAL 2 above and has overall supervisory responsibility for the general management and investment of the Funds' assets, subject to the Funds' investment objectives and policies and any directions of the Trustees/Directors. LAMCO recommends to the Boards of Trustees/Directors the independent investment management firms (currently five for the Equity Fund and currently three for the Growth Fund) for appointment as Portfolio Managers of the Funds, each of which employs a different investment style, and from time to time rebalances the Funds' portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among the investment styles and/or strategies practiced by them throughout all market cycles. LAMCO continuously analyzes and evaluates the investment performance and portfolios of the Fund Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

    LAMCO is responsible under its Fund Management Agreements for the provision of administrative services to the Funds, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Funds who are officers or employees of LAMCO or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of LAMCO's administrative responsibilities to the Funds have been delegated to their affiliate, Colonial, One Financial Center, Boston, MA 02111. For the administrative services provided to the Equity Fund, the Fund pays LAMCO an annual fee at the rate of 0.20% of the Equity Fund's average weekly net asset value up to $400 million, 0.18% of such average weekly net asset value exceeding $400 million up to and including $800 million, 0.162% of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.146% of such average weekly net asset value in excess of $1.2 billion. For the administrative services provided to the Growth Fund, the Fund pays LAMCO an annual fee at the rate of 0.20% of the Growth Fund's average weekly net asset value up to $300 million and 0.18% of such average weekly net asset value exceeding $300 million. The fees for administrative services are in addition to the Funds' management fees paid to LAMCO.

    Under the Funds' portfolio management agreements, each Portfolio Manager has discretionary investment authority with respect to the portion of the Funds' assets allocated to it by LAMCO from time to time, subject to the Funds' investment objectives and policies, to the supervision and control of the Trustees/Directors, and to instructions from LAMCO. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Funds. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

    The names and addresses of the Funds' current Portfolio Managers, including Boston Partners, are as follows:

EQUITY FUND

    Boston Partners Asset Management, L.P.
    28 State Street
    Boston, MA 02109

    Mastrapasqua Asset Management, Inc.
    814 Church Street, Suite 600
    Nashville, TN 37203

    Oppenheimer Capital L.L.C.
    1345 Avenue of the Americas
    New York, NY 10105-4800

    Schneider Capital Management Corporation
    460 East Swedesford Road
    Wayne, PA 19087

    TCW Investment Management Company
    865 South Figueroa Street
    Los Angeles, CA 90017

GROWTH FUND

    M.A. Weatherbie & Co., Inc.
    265 Franklin Street
    Boston, MA 02110

    TCW Investment Management Company
    865 South Figueroa Street
    Los Angeles, CA 90017

    William Blair & Company, L.L.C.
    222 West Adams Street
    Chicago, IL 60606

PORTFOLIO TRANSACTIONS AND BROKERAGE

    Each of the Funds' Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

    The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

    In addition, under their portfolio management agreements with the Funds and LAMCO, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and LAMCO may request them to consider) brokers or dealers that provide to LAMCO, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to LAMCO include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by LAMCO in connection with its management of the Funds. In instances where LAMCO receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage. LAMCO pays for the costs attributable to the non-research usage in cash.

    LAMCO from time to time reaches understandings with each of the Funds' Portfolio Managers as to the amount of the Funds' portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

    Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds' procedures adopted pursuant to Rule 17e-1 under the Investment Company Act of 1940. During 2002, the Funds had no Fund portfolio transactions placed with a Portfolio Manager or its affiliate.

    On February 15, 2000, the SEC issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act of 1940 to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds.

                         INFORMATION ABOUT THE MEETING

    Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustee of the Equity Fund of the nominees named under PROPOSAL 1, FOR the election as Director of the Growth Fund of the nominees named under PROPOSAL 1 and FOR approval of the Equity Fund's Portfolio Management Agreement with Boston Partners referred to under PROPOSAL 2. Any proxy may be revoked at any time prior to its use by written notification received by the Funds' Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

    For each Fund, a majority of the shares entitled to vote of the Fund, outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

    The election of the Trustees/Directors is by plurality of votes cast at the Meeting. Approval of the Portfolio Management Agreement with Boston Partners requires the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund, as defined under PROPOSAL 2 -- Required Vote. Only shareholders of record of a Fund on January 31, 2003 may vote.

    Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of shares present at the meeting or of the Funds' outstanding shares, abstentions and broker non-votes will have the effect of votes against the proposal. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name;" (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

    All shareholders of record of a Fund on January 31, 2003, are entitled to one vote for each share held. Based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (Exchange Act), the following entities owned beneficially more than five percent of the outstanding shares of the Funds:

                                                                                       SHARES ISSUED AND
                                                  NO. OF SHARES       PERCENT OF        OUTSTANDING AT
NAME AND ADDRESS                                      OWNED       OUTSTANDING SHARES   JANUARY 31, 2003
----------------                                  -------------   ------------------   -----------------
EQUITY FUND
Liberty Mutual Insurance Company and Liberty        7,263,996             5.97%           121,627,547
  Mutual Fire Insurance Company
GROWTH FUND
N/A                                                   N/A                  N/A             20,618,488

    Liberty Mutual Insurance Company (Liberty Mutual) and Liberty Mutual Fire Insurance Company (Liberty Fire) have sole voting and investment power with respect to 6,493,870 and 770,126 shares of the Equity Fund, respectively. Liberty Mutual and Liberty Fire are mutual insurance companies having identical Boards of Directors and certain common executive officers. To the knowledge of the Funds, on the record date for the Meeting no other shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act of 1934, more than 5% of the outstanding shares of the Funds.

    In the event a quorum is present at the Meeting, but sufficient votes to approve any of the above proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Funds' Trustees /Directors and officers and persons who own more than ten percent of the Funds' outstanding shares and certain officers and directors of LAMCO (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares.
Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all
Section 16(a) filing requirements applicable to them.

                               OTHER INFORMATION

    THE FUNDS' ANNUAL REPORTS ARE ENCLOSED WITH THIS PROXY STATEMENT. ANY SUBSEQUENT QUARTERLY REPORTS OF THE FUNDS WERE PREVIOUSLY SENT TO SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO LAMCO AT ONE FINANCIAL CENTER, BOSTON, MA 02111-2621, OR BY CALLING 1-800-241-1850.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

    Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds' proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals (whether or not submitted for inclusion in the proxy material for the 2004 Annual Meeting) must be received by the Funds on or before October 24, 2003. The fact that the Funds receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. You may submit shareholder proposals to the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621.

                                   APPENDIX A
                         PORTFOLIO MANAGEMENT AGREEMENT

                                                              September 18, 2002

Boston Partners Asset Management, L.P.
28 State Street
Boston, MA 02109

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

    Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

    1. EMPLOYMENT AS A PORTFOLIO MANAGER. The Fund being duly authorized hereby employs Boston Partners Asset Management, L.P. ("Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

    2. ACCEPTANCE OF EMPLOYMENT; STANDARD OF PERFORMANCE. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

    3. PORTFOLIO MANAGEMENT SERVICES OF PORTFOLIO MANAGER. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

    4. TRANSACTION PROCEDURES. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. ALLOCATION OF BROKERAGE. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

        A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

        B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

        C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

    6. PROXIES. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

    7. FEES FOR SERVICES. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. OTHER INVESTMENT ACTIVITIES OF PORTFOLIO MANAGER. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. LIMITATION OF LIABILITY. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

    10. CONFIDENTIALITY. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in
Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

    12. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

        A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

        B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

    13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PORTFOLIO MANAGER. THE PORTFOLIO MANAGER REPRESENTS, WARRANTS AND AGREES THAT:

        A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

        B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

        C. It will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

        D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

        E. Reference is hereby made to the Declaration of Trust dated
    August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

    14. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

    15. EFFECTIVE DATE; TERM. This Agreement shall continue until July 31, 2003, and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and provided further that, in accordance with the conditions of the application of the Fund and Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by such "majority" of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

    16. TERMINATION. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. SEVERABILITY. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

                                               LIBERTY ALL-STAR EQUITY FUND

                                               By:
                                                    ------------------------------------------------
                                               Name:
                                               Title:

                                               LIBERTY ASSET MANAGEMENT COMPANY

                                               By:
                                                    ------------------------------------------------
                                               Name:
                                               Title:

ACCEPTED:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.
BY: BPAM (GP), LLC, THE SOLE GENERAL PARTNER
BY: BPAM HOLDING COMPANY, ITS SOLE MEMBER

By:
-------------------------------------------

Name:

Title:

SCHEDULES:   A.  Operational Procedures For Portfolio Transactions [omitted]
              B.  Record Keeping Requirements
              C.  Fee Schedule

                          LIBERTY ALL-STAR EQUITY FUND
                         PORTFOLIO MANAGEMENT AGREEMENT
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;

    B. The terms and conditions of the order and of any modifications or cancellation thereof;

    C.  The time of entry or cancellation;

    D. The price at which executed;

    E.  The time of receipt of a report of execution; and

    F.  The name of the person who placed the order on behalf of the Fund.

2.  (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
    (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:

       (i) The sale of shares of the Fund by brokers or dealers.

       (ii) The supplying of services or benefits by brokers or dealers to:

           (a) The Fund;

           (b) The Manager (Liberty Asset Management Company);

           (c) The Portfolio Manager; and

           (d) Any person other than the foregoing.

       (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B.  Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
    Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

------------------------

(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                   SCHEDULE C
                             PORTFOLIO MANAGER FEE

    For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12(th) of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

    "Portfolio Manager's Percentage" means the percentage obtained by dividing
(i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

    "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

    The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                          LIBERTY ALL-STAR EQUITY FUND

    PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

                  PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, William R. Parmentier, Jr., Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the 2003 Annual Meeting of the Fund to be held in Conference Room A, 2nd Floor, One Financial Center, Boston, Massachusetts on April 16, 2003 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
             ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
--------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE



----------------------------------------------------

  [LOGO]   LIBERTY ALL-STAR EQUITY FUND

----------------------------------------------------



CONTROL NUMBER:
RECORD DATE SHARES:


Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

-----------------------
Date

-------------------------------------
Shareholder sign here

-------------------------------------
Co-owner sign here


1. To elect two Trustees of the Fund (Item 1.a. of Notice).

         (01) John A. Benning
         (02)  William E. Mayer

   For Nominee        Withhold      For All Except
       [ ]               [ ]              [ ]

NOTE: If you do not wish your shares voted "FOR" one of the nominees, mark the "FOR ALL EXCEPT" box and strike a line through the name of the nominee. Your shares will be voted "For" the other nominee.

2. To approve a new Portfolio Management Agreement with Boston Partners Asset Management, Inc. following a change in control (Item 2. of Notice).

       For             Against          Abstain
       [ ]               [ ]              [ ]


3. In their discretion, upon such other business as may properly come before the Meeting.

Mark box at right if an address change has been noted on the reverse side of this card. [ ]

                       LIBERTY ALL-STAR GROWTH FUND, INC.

 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

                  PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Heidi A. Hoefler, Russell L. Kane, Jean S. Loewenberg, William R. Parmentier, Jr., Vincent P. Pietropaolo, Joseph T. Turo and Rosemary D. Van Antwerp, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the 2003 Annual Meeting of the Fund to be held in Conference Room A, 2nd Floor, One Financial Center, Boston, Massachusetts on April 16, 2003 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
             ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
--------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE



----------------------------------------------------

 [LOGO] LIBERTY ALL-STAR GROWTH FUND, INC.

----------------------------------------------------


CONTROL NUMBER:
RECORD DATE SHARES:


Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.

-----------------------
Date

-------------------------------------
Shareholder sign here

-------------------------------------
Co-owner sign here


1. To elect three Directors of the Fund (Item 1.b. of Notice).

(01) John A. Benning (02) James E. Grinnell
         (03) John J. Neuhauser

For All Nominees      Withhold      For All Except
       [ ]               [ ]              [ ]

NOTE: If you do not wish your shares voted "FOR" one of the nominees, mark the "FOR ALL EXCEPT" box and strike a line through the name of the nominee. Your shares will be voted "For" the other nominee.

2. In their discretion, upon such other business as may properly come before the Meeting.

Mark box at right if an address change has been noted on the reverse side of this card. [ ]